UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 12, 2008

(Date of earliest event reported)

BigBand Networks, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	04-3444278
(State or other Jurisdiction of incorporation)	001-33355	(I.R.S. Employer Identification No.)

475 Broadway Street

Redwood City, California 94063

(Address of Principal Executive Offices, including zip code)

(650) 995-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2008, Maurice L. Castonguay, 56, was appointed as Senior Vice President and Chief Financial Officer of BigBand Networks, Inc. (the “Company”), based in Redwood City, California.

On March 11, 2008, Mr. Castonguay and the Company entered into an employment offer letter agreement. Mr. Castonguay’s offer letter provides for an annual base salary of $280,000 and eligibility for up to $140,000 (50% of base salary) in variable compensation based on participation in the Company’s performance bonus program on the same basis as other members of the Company’s senior management. The offer letter also provides for the grant, subject to the approval of Company’s board of directors, of an option to purchase 400,000 shares of the Company’s common stock with four year vesting and acceleration of 36 months’ vesting upon termination within six (6) months of a change in control. Further, Mr. Castonguay will be eligible for the following severance benefits: (i) if he is terminated or constructively terminated (other than for cause), he will receive six (6) months’ of his then current base salary, and (ii) if he is terminated within six (6) months of a change in control, he will receive twelve (12) months’ of his then current base salary. A copy of the offer letter agreement is filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and the preceding disclosure is qualified in its entirety by reference to Exhibit 10.10, which is incorporated herein by reference.

In addition, Mr. Castonguay will be provided with the Company’s standard indemnification agreement for directors and executives, and will participate in the Company’s standard benefits plans and policies.

On March 12, 2008, we issued a press release announcing the appointment of Mr. Castonguay as our Chief Financial Officer. The complete release is attached to this report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

		Incorporated by Reference
Exhibit Number	Description	Form	File Number	Exhibit Number	Filing Date	Filed with this 8-K

10.10	Offer Letter Agreement – Maurice Castonguay	10-K	001-33355	10.10	March 12, 2008

99.1	Press Release dated March 12, 2008 of BigBand Networks, Inc.					X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIGBAND NETWORKS, INC.

Date:	March 14, 2008	By:	/s/ Robert Horton
Robert Horton
Senior Vice President & General Counsel

EXHIBITS

		Incorporated by Reference
Exhibit Number	Description	Form	File Number	Exhibit Number	Filing Date	Filed with this 8-K

10.10	Offer Letter Agreement – Maurice Castonguay	10-K	001-33355	10.10	March 12, 2008

99.1	Press Release dated March 12, 2008 of BigBand Networks, Inc.					X